UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SHEARSON FINANCIAL NETWORK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

SHEARSON FINANCIAL NETWORK, INC.
2470 St. Rose Parkway, Suite 134
Henderson, Nevada 89074

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 29, 2007

To the Shareholders of
SHEARSON FINANCIAL NETWORK, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of SHEARSON FINANCIAL NETWORK, INC. (the “Company”), a Nevada corporation, will be held on October 29, 2007, at 10:00 a.m., Pacific Daylight Time, at the Company’s offices located at 2470 St. Rose Parkway, Suite 134, Henderson, Nevada 89074, for the following purposes:

1.	To consider and act upon a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of shares authorized to be issued.

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Our Board of Directors has fixed the close of business on September 21, 2007 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

By Order of the Board of Directors

Michael A. Barron
Chief Executive Officer

September *, 2007
Henderson, Nevada

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

SHEARSON FINANCIAL NETWORK, INC.
2470 St. Rose Parkway, Suite 134
Henderson, Nevada 89074

PROXY STATEMENT

FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 29, 2007

The enclosed proxy is solicited by the Board of Directors of Shearson Financial Network, Inc. (the “Company”), a Nevada corporation in connection with a Special Meeting of Shareholders to be held on October 29, 2007, at 10:00 a.m., Pacific Daylight Time, at the Company’s offices located at 2470 St. Rose Parkway, Suite 134, Henderson, Nevada 89074, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

1. To consider and act upon a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of shares authorized to be issued.

The record date with respect to this solicitation is the close of business on September 21, 2007 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 2470 St. Rose Parkway, Suite 134, Henderson, Nevada 89074, and its telephone number is (702) 868-7900. The shares of Common Stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about September 27, 2007.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

The number of outstanding shares of Common Stock entitled to vote at the meeting is 4,570,657.  Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of the majority of such shares shall constitute a quorum. A quorum is necessary to conduct business at the special meeting.  You will be considered part of the quorum if you have voted by proxy.  Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum.  However, abstentions, withholding of a vote and broker non-votes do not count in the voting results.  A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast 'for' or 'against' are included. However, if a proxy is signed but no specification is given, the shares will be voted 'FOR' the proposal to approval an amendment to the Company’s Articles of Incorporation to increase the number of shares authorized to be issued.

REVOCABILITY OF PROXY

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1.           Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.           Sending written notice of revocation to Shearson Financial Network, Inc. 2470 St. Rose Parkway, Suite 314, Henderson, Nevada, 89074, Attention: Michael Baron; or

3.           Attending the special meeting and voting in person.  If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting

DISSENTER'S RIGHT OF APPRAISAL

No action will be taken in connection with the proposal described in this Proxy Statement for which Nevada law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports.  This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Shearson Financial Network, Inc. 2470 St. Rose Parkway, Suite 314, Henderson, Nevada, 89074, phone: (702) 868-7900, Attention: Michael Baron.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors knows of no other business which will be presented for consideration at the special meeting other than those matters described above.  However, if any other business should come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

COST OF SOLICITATION OF PROXY MATERIALS

We will bear the costs of soliciting proxies.  In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews.  We will reimburse these persons for their reasonable expenses in connection with any of these solicitations.  In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

SECURITY OWNERSHIP OF CERTAIN BEENFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of July 31, 2007 by (i) each person known by us to be the beneficial owner of more than five percent of our Common Stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. See "Management."

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Common Stock Beneficially Owned (3)
Michael A. Barron (Chief Executive Officer and Chairman)	76,509	2.4%
Joseph Cosio-Barron (President)	115,000	3.6%
Lee Shorey (Executive Vice President, Secretary, Treasurer and Director)	10,710	0.3%
Theresa Carlise (Chief Financial Officer)	10,000	0.3%
Greg Shanberg (4)	560,000	17.7%
Keith Fink (5)	387,527	12.2%
Eclipse Holding Corporation (6)	220,000	7.0%
All Officers and Directors as a group (4 persons)	212,179	6.7%

(1) The address of each of the beneficial owners is 2470 St. Rose Parkway, Suite 314, Henderson, Nevada 89074, except as indicated.
(2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3) Based on 4,569,657 shares outstanding as of July 31, 2007, plus the number of shares, which the beneficial owner has the right to acquire within 60 days, if any, as indicated in footnote (2) above.
(4) Address is c/o Allstate Home Loans, 8 Hughes Parkway, Irvine, CA
(5) Address is 11500 Olympic Blvd., #316, Los Angeles, CA 90064
(6) Address is c/o J. Helfer, 21800 Oxnard, Suite # 850, Woodland Hills, CA 91367 Dianne David has voting and dispositive control over the securities held by Eclipse Holdings Corporation.

PROPOSAL

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 5,000,000 SHARES TO 300,000,000 SHARES

Under our Articles of Incorporation, as amended, there are 5,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock authorized for issuance.  The Board of Directors has unanimously authorized and approved an amendment to our Articles of Incorporation to increase the number of our shares of Common Stock authorized for issuance from 5,000,000 shares to 300,000,000 shares.  Subject to shareholder approval, Article 4 of our Articles of Incorporation would be amended to read as follows and would be filed with the Nevada Secretary of State:

Article 4.  Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 300,000,000 shares of Common Stock having a $0.001 par value, and 15,000,000 shares of Preferred Stock having a $0.001 par value.  The Common and/or Preferred Stock of the Company may be issued from time to without prior approval by shareholders.  The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.  The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

Purpose of Authorizing Additional Common Stock

Our Board of Directors believes that it is in the best interest of the Company to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with (a) the need to raise additional capital by issuing additional shares of common stock or granting warrants for the future purchase of common stock; (b) the need to grant additional options to purchase common stock to attract qualified employees and consultants; and (c) the need to issue additional shares of common stock or securities convertible into common stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments. We regularly assess our need to issue our securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

Possible Effect on Increase in Authorized Shares

As of the Record Date, a total of 4,569,657 shares of the Company’s currently authorized 5,000,000 shares of Common Stock are issued and outstanding.  The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future. If the Board of Directors determines that an issuance of shares of our common stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.  Holders of our common stock as such have no statutory preemptive rights with respect to issuances of common stock.

Approval to amend the Articles of Incorporation to increase the number of shares of common stock authorized for issuance requires, under the Nevada Corporations Law (“NCL”) the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company.  The Company has no class of voting stock outstanding other than the common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of April 2, 2007 by (i) each person known by us to be the beneficial owner of more than five percent of our Common Stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. See "Management."

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Common Stock Beneficially Owned(3)
Michael A. Barron (Chief Executive Officer and Chairman)	7,650,918	2.6%
Joseph Cosio-Barron (President)	12,440,618	4.3%
Lee Shorey (Executive Vice President, Secretary, Treasurer and Director)	1,071,000	0.4%
Theresa Carlise (Chief Financial Officer)	1,000,000	0.3%
Greg Shanberg (4)	80,000,000	27.6%
Crusader Capital Partners (7)	15,021,462	5.2%
Keith Fink (5)	35,552,675	12.2%
Eclipse Holding Corporation (6)	22,000,000	7.6%
All Officers and Directors as a group (4 persons)	22,163,536	7.6%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 21, 2005, the Company borrowed $125,000 from its former Chief Financial Officer, Wayne Bailey.

During the month of December 2005, the Company entered in to financing agreement with Eclipse Holding Company, which was 50% owned by the Company’s Chief Executive Officer, Michael Barron.  In August of 2006, Mr. Barron relinquished his interest with Eclipse Holding Company for consideration and is no longer a party to the transaction.  The Company entered into an agreement to borrow a total of $750,000 in the form of a note payable, with an interest of 10% per annum.  At December 31, 2006, the outstanding balance on this note was $688,395.50 and is no longer considered a related party transaction.  The agreement called for the issuance of common stock warrants, of which all have been issued.  As of December 31, 2006 and 2005, the Company issued 17,000,000 and 5,000,000 shares, respectively.

On January 11, 2006, Joseph Cosio-Barron, the Company’s President advanced the Company $75,000 and on January 31, 2006 advanced an additional $27,009.70, for a total of $102,009.70. The advances are in the form of a demand note which incurs interest at 10% per annum.

No members of the Company’s board are independent nor were there any independent directors on the Company’s board during 2006.

FORM 10-KSB

The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for consideration at our annual meeting of shareholders in 2008 must be received by us within a reasonable time before the Company begins to print and mail the Proxy Statement in order to be considered timely for purposes of Rule 14a-8 under the Exchange Act.  The persons designated in our proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which we do not receive timely notice.  Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our annual meeting of shareholders in 2008 must be received by our corporate secretary at our principal offices by March 31, 2008.

By Order of the Board of Directors,

MICHAEL A. BARRON
CHAIRMAN & CHIEF EXECUTIVE OFFICER

SHEARSON FINANCIAL NETWORK, INC.
PROXY
 SPECIAL MEETING OF SHAREHOLDERS — OCTOBER 29, 2007

The undersigned shareholder of Shearson Financial Network, Inc. (the “Company”) hereby appoints Michael A. Barron and Theresa Carlise and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on September 21, 2007, at the Special Meeting of Shareholders of the Company to be held at the Company’s offices located at 2470 St. Rose Parkway, Suite 314, Henderson, Nevada 89074, at 10:00 a.m., local time, on the 8th day of October 2007, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)
Please mark boxes [*] or [X] in blue or black ink.

1.	Approval of amendment to articles of incorporation to increase number of shares of common stock authorized for issuance from 5,000,000 shares to 300,000,000 shares.

☐ For	☐ Against	☐ Abstain

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

☐ For	☐ Against	☐ Abstain

(see reverse side)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: __________________________, 2007

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